Legg Mason Maryland Tax-Free Income Trust

                Supplement to the Prospectus dated August 1, 2008


Primary Class Shares to be Renamed Class A Shares

Effective on or about February 2, 2009 the Primary Class of the Legg Mason Maryland Tax-Free Income Trust will be renamed Class A shares. The Class A shares will continue to have the same NASDAQ symbol as the Primary Class shares but will differ from the Primary Class shares in the following respects:

   o Class A shares will have a lower 12b-1 fee and, therefore, are expected to have lower ongoing expenses than the former Primary Class shares.

   o New purchases of Class A shares will generally be subject to a 4.25% front-end sales load, which is reduced for purchases of $100,000 or more in net asset value and eliminated for purchases of $1 million or more in net asset value, and a 12b-1 fee that is lower than the 12b-1 fee paid by the new Class C shares described below. New purchases of Class A shares of $1 million or more made without an initial sales charge will be subject to a Contingent Deferred Sales Charge ("CDSC") of 1% if the shares are redeemed within 12 months of purchase. The sales loads are charged only on new purchases of Class A shares, not on the conversion of your existing Primary Class shares.

New Class C shares

New Class C shares of Legg Mason Maryland Tax-Free Income Trust will be launched on or about February 2, 2009. If you are interested in making additional purchases of Legg Mason Maryland Tax-Free Income Trust after February 2, 2009, we recommend that you consult with your financial advisor to determine the most appropriate share class for you. The Class C shares will include the following features:

   o Class C shares will not have a front-end sales load.

   o Class C shares will have a 12b-1 fee that is higher than that paid by Class A shares and higher than the 12b-1 fee of former Primary Class shares.

   o Class C shares will be subject to a 1% CDSC. You will be charged the 1% CDSC only if you choose to redeem these shares within 12 months of purchase.

Please look for more complete details of these changes in the prospectus, including differences between Class A and Class C shares, fee schedules and front-end sales load discount options. This supplement provides only a brief summary of the new share classes; the prospectus will contain many important details and conditions. You should receive your prospectus on or about February 2, 2009. You will also be able to view a prospectus online at www.LeggMason.com/IndividualInvestors.


                   This supplement is dated December 8, 2008.

  You should retain this supplement with your Prospectus for future reference.


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